UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2014

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Receivable Securitization Financing Facility

On June 25, 2014, Insight Receivables, LLC ("Insight Receivables"), Insight Enterprises, Inc., Insight Direct USA, Inc., Insight Public Sector, Inc., Wells Fargo Bank, National Association ("WFB"), as successor agent for the purchasers (in such capacity, the "Agent") and the purchasers and managing agents party thereto, entered into an Omnibus Amendment (the "Omnibus ABS Amendment") pursuant to which the documents governing the terms of the Company's accounts receivable securitization financing facility (the "ABS Facility") were amended to, among other things, (i) provide for the resignation of JPMorgan Chase Bank, N.A. ("JPMorgan"), as agent for the purchasers under the ABS Facility and the assumption by Wells Fargo Bank of all of the rights and duties of Agent under the ABS Facility, (ii) terminate JPMorgan's commitment as purchaser under the ABS Facility and increase of the respective commitments of Wells Fargo Bank and PNC Bank, National Association, (iii) extend the maturity date of the ABS Facility to June 30, 2017, and (iv) modify the fees for used and unused capacity. The borrowing capacity under the ABS Facility remains unchanged at $200 million.

The foregoing description of the Omnibus ABS Amendment is not complete and is qualified in its entirety by reference to the Omnibus ABS Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Omnibus Amendment, dated as of June 25, 2014, among Insight Receivables, LLC, Insight Enterprises, Inc., Insight Direct USA, Inc., Insight Public Sector, Inc., the purchasers and managing agents party thereto and Wells Fargo Bank, National Association, as successor agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

July 1, 2014	By:	Steven R. Andrews

Name: Steven R. Andrews
Title: General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Omnibus Amendment, dated as of June 25, 2014, among Insight Receivables, LLC, Insight Enterprises, Inc., Insight Direct USA, Inc., Insight Public Sector, Inc., the purchasers and managing agents party thereto and Wells Fargo Bank, National Association, as successor agent.